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                                                                    EXHIBIT 99.1



         SUPPORT AGREEMENT dated as of November 22, 1997 (the "Agreement") between CYRUS ACQUISITION CORP., a New York corporation ("Purchaser"), and HARRIS J. ASHTON, a resident of Greenwich, Connecticut (the "Shareholder").

         WHEREAS, Purchaser and General Host Corporation (the "Company"), a New York corporation, propose to enter into an Agreement and Plan of Merger dated as of the date hereof (as the same may be amended or supplemented, the "Merger Agreement"; capitalized terms used but not defined herein shall have the meanings set forth in the Merger Agreement) pursuant to which, among other things, Purchaser will agree to make a tender offer (the "Offer") for all outstanding shares of common stock, par value $1.00 per share (the "Common Stock"), of the Company, net to the seller in cash, to be followed by a merger (the "Merger") of Purchaser with and into the Company, upon the terms and subject to the conditions set forth in the Merger Agreement; and

         WHEREAS, the Shareholder owns the number of shares of Common Stock set forth opposite his name on the signature page of this Agreement (such shares of Common Stock, together with any other shares of Common Stock acquired by the Shareholder after the date hereof and during the term of this Agreement whether upon the exercise of options, warrants or rights, the conversion or exchange of convertible or exchangeable securities, or by means of purchase, dividend, distribution or otherwise, being collectively referred to herein as the "Subject Shares"); and

         WHEREAS, as a condition to its willingness to enter into the Merger Agreement, Purchaser has required that the Shareholder enter into this Agreement;

         NOW, THEREFORE, to induce Purchaser to enter into, and in consideration of its entering into, the Merger Agreement, and in consideration of the premises and the representations, warranties and agreements contained herein, the parties agree as follows:

         1. Representations and Warranties of the Shareholders. The Shareholder hereby represents and warrants to Purchaser as of the date hereof in respect of himself as follows:

         (a) Authority. The Shareholder has all requisite power and authority to enter into this Agreement, to perform its obligations hereunder and to consummate the transactions contemplated hereby. This Agreement has been duly authorized, executed and delivered by the Shareholder and constitutes a valid and binding obligation of the Shareholder enforceable in accordance with its terms subject to (i) applicable bankruptcy, insolvency, moratorium, or other similar laws relating to creditors' rights and general principles of bankruptcy and (ii) general principles of equity (regardless of whether considered in a proceeding at

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    law or in equity).  The execution and delivery of this Agreement do not, and the consummation of the transactions contemplated hereby and compliance with the terms hereof will not (i) conflict with or violate any law, statute, rule, regulation, order, judgment or decree applicable to the Shareholder or by which the Shareholder or any of his properties is bound or affected, or (ii) conflict with or result in any breach or violation of or constitute a default (or an event which with notice or lapse of time or both could become a default) or result in the loss of a material benefit under, or give rise to any right of termination, amendment, acceleration or cancellation of, or result in the creation of a lien or encumbrance on any of the properties or assets of the Shareholder pursuant to, any note, bond, mortgage, indenture, contract, agreement, lease, license, permit, franchise or other instrument or obligation to which the Shareholder is a party or by which the Shareholder or any of his properties is bound or affected.

         (b) The Subject Shares. The Shareholder is the record and beneficial owner of, and has good and marketable title to, the Subject Shares set forth opposite his or its name on the signature page of this Agreement, free and clear of any claims, liens, encumbrances and security interests whatsoever. The Shareholder does not own, of record or beneficially, any shares of capital stock of the Company other than the Subject Shares set forth opposite his or its name on the signature page of this Agreement. The Shareholder has the sole right to vote, and the sole power of disposition with respect to, such Subject Shares, and none of such Subject Shares is subject to any voting trust or other agreement, arrangement or restriction with respect to the voting or disposition of such Subject Shares, except as contemplated by this Agreement.

         2. Representations and Warranties of Purchaser. Purchaser hereby represents and warrants to the Shareholder that Purchaser is a corporation duly organized, validly existing and in good standing under the laws of New York and has all requisite corporate power and authority to enter into this Agreement, to perform its obligations hereunder and to consummate the transactions contemplated hereby. The execution and delivery of this Agreement by Purchaser, and the consummation of the transactions contemplated hereby, have been duly authorized by all necessary corporate action on the part of Purchaser. This Agreement has been duly executed and delivered by Purchaser and constitutes a valid and binding obligation of Purchaser enforceable in accordance with its terms subject to (i) applicable bankruptcy, insolvency, moratorium, or other similar laws relating to creditors' rights and general principles of bankruptcy and (ii) general principles of equity (regardless of whether considered in a proceeding at law or in equity). The execution and delivery of this Agreement do not, and the consummation of the transactions contemplated hereby and

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compliance with the terms hereof will not (i) conflict with or violate any law, statute, rule, regulation, order, judgment or decree applicable to Purchaser or by which Purchaser or any of its properties is bound or affected, or (ii) conflict with or result in any breach or violation of or constitute a default (or an event which with notice or lapse of time or both could become a default) or result in the loss of a material benefit under, or give rise to any right of termination, amendment, acceleration or cancellation of, or result in the creation of a lien or encumbrance on any of the properties or assets of Purchaser pursuant to, any provision of the certificate of incorporation or by-laws of Purchaser or any note, bond, mortgage, indenture, contract, agreement, lease, license, permit, franchise or other instrument or obligation to which Purchaser is a party or by which Purchaser or any of its properties is bound or affected.

         3. Covenants of the Shareholder. Until the termination of this Agreement in accordance with Section 6, the Shareholder agrees as follows:

         (a) To (or cause the record owner thereof to) validly tender and not withdraw, all the Subject Shares, pursuant to and in accordance with the terms of the Offer. The Shareholder hereby acknowledges and agrees that Purchaser's obligation to accept for payment and pay for shares of Common Stock in the Offer, including any Subject Shares tendered by such Shareholder, is subject to the terms and conditions of the Offer.

         (b) At any meeting of shareholders of the Company held prior to the consummation of the Offer and called to vote upon the Merger, the Merger Agreement or any of the other transactions contemplated by the Merger Agreement or at any adjournment thereof or in any other circumstances in which a vote, consent or other approval with respect to the Merger, the Merger Agreement or any of the other transactions contemplated by the Merger Agreement is sought, the Shareholder shall vote (or cause to be voted) the Subject Shares in favor of the Merger, the adoption by the Company of the Merger Agreement and the approval of the terms thereof and each of the other transactions contemplated by the Merger Agreement.

         (c) At any meeting of shareholders of the Company or at any adjournment thereof or in any other circumstances in which the Shareholder's vote, consent or other approval is sought and which meeting is held or other action is taken prior to the consummation of the Offer, the Shareholder shall vote (or cause to be voted) the Subject Shares against (i) any merger agreement or merger (other than the Merger Agreement and the Merger), consolidation, combination, sale of all or substantial assets, reorganization, recapitalization, dissolution, liquidation or winding-up of or by the Company or any other takeover proposal or

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    Acquisition Proposal (as such term is defined in the Merger Agreement) or
    (ii) any amendment of the Company's certificate of incorporation or by-laws or other proposal or transaction involving the Company or any of its subsidiaries, which amendment or other proposal or transaction would in any manner impede, frustrate, prevent or nullify the Merger, the Merger Agreement or any of the other transactions contemplated by the Merger Agreement, or would change in any manner the voting rights of the Common Stock. The Shareholder further agrees not to commit or agree to take any action inconsistent with the foregoing.

         (d) The Shareholder hereby grants to, and appoints Purchaser and any designee of Purchaser, each of them individually, Shareholder's irrevocable (until the termination of this Agreement) proxy and attorney-in-fact (with full power of substitution) to vote the Subject Shares of Shareholder as indicated in Section 3(b) and 3(c) above. The Shareholder intends this proxy to be irrevocable (until the termination of this Agreement) and coupled with an interest and will take such further action or execute such other instruments as may be necessary to effectuate the intent of this proxy and Agreement (including, if requested by Purchaser, causing an appropriate legend to be affixed to the certificates representing such Subject Shares regarding the provisions of this Agreement) and hereby revokes any proxy previously granted by the Shareholder with respect to such Shareholder's Subject Shares.

         (e) The Shareholder agrees not to (i) sell, transfer, pledge, assign or otherwise dispose of (including by gift) (collectively, "Transfer"), or enter into any contract, option or other arrangement (including any profit-sharing arrangement) with respect to the Transfer of, the Subject Shares to any person other than pursuant to the terms of the Merger and the Offer or (ii) enter into any voting arrangement, whether by proxy, voting agreement or otherwise, in connection with, directly or indirectly, any Acquisition Proposal, and agrees not to commit or agree to take any of the foregoing actions. Notwithstanding anything to the contrary provided in this Agreement, Shareholder shall have the right to Transfer Subject Shares to (i) any Family Member, (ii) the trustee or trustees of a trust solely for the benefit of Shareholder and/or one or more Family Members, (iii) a foundation created or established by Shareholder, (iv) a corporation of which Shareholder and/or any Family Member owns all of the outstanding capital stock, (v) a partnership of which Shareholder and/or any Family Members owns all of the partnership interests, (vi) the executor, administrator or personal representative of the estate of Shareholder, or
    (vii) any guardian, trustee or conservator appointed with respect to the assets of Shareholder; provided, that in the case of any such Transfer, the transferee shall execute an agreement to be

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    bound by the terms of this Agreement, or terms substantially identical thereto. "Family Member" shall have the meaning ascribed to "Related Parties" under Section 672(c) of the Internal Revenue Code of 1986, as amended.

         (f) Until the termination of this Agreement, Shareholder will comply with the provisions of Section 6.5 of the Merger Agreement to the extent applicable to Shareholder in his capacity as a director or officer of the Company; provided, that nothing in this Section 3(f) shall prohibit Shareholder from taking any actions that the Company is permitted to take in accordance with Section 6.5 of the Merger Agreement.

         4. Further Assurances. The Shareholder will, from time to time, execute and deliver, or cause to be executed and delivered, such additional or further consents, documents and other instruments as Purchaser may reasonably request for the purpose of effectively carrying out the transactions contemplated by this Agreement.

         5. Assignment. Neither this Agreement nor any of the rights, interests or obligations hereunder shall be assigned by any of the parties without the prior written consent of the other parties, except as provided in
Section 3(e) and except that Purchaser may assign, in its sole discretion, any or all of its rights, interests and obligations hereunder to any affiliate (as such term is defined in the Merger Agreement) of Purchaser. Subject to the preceding sentence, this Agreement will be binding upon, inure to the benefit of and be enforceable by the parties and their respective successors and assigns.

         6. Termination.  This Agreement shall terminate upon the earlier of
(a) the date upon which Purchaser shall have purchased all of the Subject Shares of the Shareholder in accordance with the Offer and the Merger and (b) the date on which the Merger Agreement is terminated in accordance with its terms.

         7. General Provisions.

         (a) Amendments. This Agreement may not be amended except by an instrument in writing signed by each of the parties hereto.

         (b) Notice. All notices and other communications hereunder shall be in writing and shall be deemed given if delivered personally or sent by overnight courier (providing proof of delivery) to Purchaser in accordance with Section 9.2 of the Merger Agreement and to the Shareholder at his address set forth on the signature page of this Agreement (or at such other address for a party as shall be specified by like notice).

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         (c) Interpretation.  Unless other indicated, references made in this
    Agreement to Sections shall be to Sections to this Agreement. The headings contained in this Agreement are for reference purposes only and shall not affect in any way the meaning or interpretation of this Agreement.
    Wherever the words "include", "includes" or "including" are used in this Agreement, they shall be deemed to be followed by the words "without limitation".

         (d) Counterparts. This Agreement may be executed in one or more counterparts, all of which shall be considered one and the same agreement, and shall become effective when one or more of the counterparts have been signed by each of the parties and delivered to the other party, it being understood that each party need not sign the same counterpart.

         (e) Entire Agreement; No Third-Party Beneficiaries. This Agreement (including the documents and instruments referred to herein) (i) constitutes the entire agreement, and supersedes all prior agreements and understandings, both written and oral, among the parties with respect to the subject matter hereof and (ii) is not intended to confer upon any person other than the parties hereto any rights or remedies hereunder.

         (f) Governing Law. This Agreement shall be governed by, and construed in accordance with, the laws of the State of New York regardless of the laws that might otherwise govern under applicable principles of conflicts of law thereof.

         8. Shareholder Capacity. No person executing this Agreement who is or becomes during the term hereof a director or officer of the Company makes any agreement or understanding herein in his capacity as such director or officer. The Shareholder signs solely in his capacity as the record holder and beneficial owner of, or the trustee of a trust whose beneficiaries are the beneficial owners of, such Shareholder's Subject Shares and nothing herein shall limit or affect any actions taken by a Shareholder in his capacity as a director or officer of the Company including in the exercise of his fiduciary duties as a director and officer of the Company.

         9. Enforcement. The parties agree that irreparable damage would occur in the event that any of the provisions of this Agreement were not performed in accordance with their specific terms or were otherwise breached. It is accordingly agreed that the parties shall be entitled to an injunction or injunctions to prevent breaches of this Agreement and to enforce specifically the terms and provisions of this Agreement in any court of the United States located in the State of New York or in a New York state court, this being in addition to any other remedy to which they are entitled at law or in equity. In

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addition, each of the parties hereto (i) consents to submit such party to the personal jurisdiction of any Federal court located in the State of New York or any New York state court in the event any dispute arises out of this Agreement or any of the transactions contemplated hereby, (ii) agrees that such party will not attempt to deny or defeat such personal jurisdiction by motion or other request for leave from any such court; (iii) agrees that such party will not bring any action relating to this Agreement or the transactions contemplated hereby in any court other than a Federal court sitting in the State of New York or a New York state court and (iv) waives any right to trial by jury with respect to any claim or proceeding related to or arising out of this Agreement.



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         IN WITNESS WHEREOF, Purchaser has caused this Agreement to be signed by its officer thereunto duly authorized and the Shareholder has signed this Agreement, all as of the date first written above.

                                       CYRUS ACQUISITION CORP.



                                       By:  /s/ David P. Spalding
                                          -------------------------------------
                                          Name: David P. Spalding
                                          Title: President


Number of Subject Shares:              Shareholder:
1,532,157



                                        /s/ Harris J. Ashton
                                       ----------------------------------------
                                       Name: Harris J. Ashton
                                       Address: 191 Clapboard Ridge Rd.
                                                Greenwich, CT 06830